EVERCEL, INC.

                            Shares of Preferred Stock
                       and Common Stock Purchase Warrants


                             SALES AGENCY AGREEMENT



December 16, 1999

Burnham Securities Inc.
1325 Avenue of the Americas, 17th Floor
New York, New York 10019

Ladies and Gentlemen:

         Evercel, Inc., a Delaware corporation (the "Company"), proposes to offer for sale in a private offering (the "Offering") pursuant to Rule 506 of Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "Act"), up to (i) 264,000 shares (each a "Primary Share") of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock") and (ii) up to 132,000 shares (each an "Overcall Share" and together with a Primary Share, a "Share") of the Company's Series B Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock") pursuant to Section 2(b) hereof, together with warrants (the "Warrants," together with the Preferred Stock are hereinafter sometimes referred to as the "Securities") to purchase shares of the Company's common stock, $.01 par value per share (the "Common Stock"). The Preferred Stock is convertible into shares of Common Stock (the "Conversion Shares.") The Offering will be made solely to "accredited investors" as defined in Regulation D. This is to confirm our agreement concerning your acting as our exclusive placement agent (the "Placement Agent") in connection with the Offering.

         1.       Appointment of Placement Agent.
                  ------------------------------

                  On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints you as its Placement Agent and grants to you the exclusive right to offer, as its agent, the Securities pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, you hereby accept such appointment and agree to use your best efforts to secure subscriptions to purchase up to 264,000 Shares pursuant to the terms of this Agreement. The agency created hereby is not terminable by the Company except upon termination of the Offering contemplated hereby or upon expiration of the Offering Period (as defined below) in accordance with the terms of this Agreement.

         2.       Terms of the Offering.
                  ---------------------

                  (a) The Primary Shares shall be offered for sale to prospective investors in this Offering (the "Prospective Investors") at a purchase price of $25.00 per share (the "Offering Price"). The minimum investment by a Prospective Investor shall be $12,5000 (500 Shares), unless otherwise agreed to by the Company and the Placement Agent. Officers, directors and employees of the Company, and the Placement Agent and its officers, directors and employees may purchase Shares on the same terms and conditions as other investors. All references herein to subscriptions from Prospective Investors shall be deemed to include such Shares.

                  (b) In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a) of this Section 2, the Company has an option to sell the Overcall Shares to the Prospective Investors who purchased securities at the Closing or at any Additional Closing. The option hereby granted will expire on August 31, 2000 and may be exercised once, in whole or in part, upon notice by the Company to the Placement Agent setting forth the number of Overcall Shares as to which the Company is then calling and the time and date of payment and delivery for such Overcall Shares.

                  (c) The Offering with respect to the Primary Shares shall commence on the date hereof (the "Commencement Date") and shall expire at 5:00 P.M., New York time, on December 20, 1999, unless extended from time to time for up to an aggregate of 90 days by mutual agreement of the Company and the Placement Agent. Such period, as the same may be so extended, shall hereinafter be referred to as the "Offering Period."

                  (d) Each Prospective Investor who desires to purchase Securities shall be required to deliver to the Placement Agent one copy of a subscription agreement, including the investor questionnaire and the other written materials required by the subscription instructions attached to such subscription agreement (collectively, a "Subscription Agreement"), and payment in the amount necessary to purchase the number of Shares such Prospective Investor desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency or validity of any check or other form of payment delivered by any Prospective Investor in payment for the Securities.

                  (e) The Company has established a Special Account entitled "Evercel, Inc. - Escrow Account" (the "Special Account"). The Placement Agent shall deliver each check received from a Prospective Investor for deposit in the Special Account and shall deliver the executed copy of the Subscription Agreement received from such Prospective Investor to the Company. The Company shall notify the Placement Agent promptly of the acceptance or rejection of any subscription. The Company shall have the right, in its sole discretion, to reject any subscription; provided, however, that in the event the Company shall reject a subscription by a Prospective Investor meeting the investor suitability requirements specified in the Subscription Agreement and who has delivered payment and completed and executed a Subscription Agreement and whose ownership interest in the Company will not be detrimental to the Company's business interest in the reasonable judgment of the Company (a "Qualified Subscription"), the Company shall pay you a fee and issue you warrants in respect thereof in an amount equal to the sales commissions and Placement Agent's Warrants (as hereinafter defined) you would have otherwise received pursuant to Sections 4(a) and 4(b) from the sale of such Shares to such Prospective Investor.

                  (f) If Subscriptions to purchase a minimum of 200,000 Primary Shares are not received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, unless otherwise mutually agreed by the Placement Agent and the Company, the Offering shall be canceled, all funds received by the Company shall be refunded in full, without interest and this Agreement and the agency created hereby shall be terminated without any further obligation on the part of either party, except as provided in Sections 7 and 10 hereof.

                  (g) You may engage other persons that are members of the National Association of Securities Dealers, Inc. ("NASD") or registered representatives of such members to assist you in the Offering (each such person being hereinafter referred to as a "Selected Dealer") and you may allow such persons such part of the compensation and payment of expenses payable to you hereunder as you shall determine. Each Selected Dealer shall be required to agree in writing to comply with the provisions of, and to make the representations, warranties and covenants contained in, Sections 5(b) and 6(b) by executing the form of Selected Dealer Agreement attached hereto as Exhibit
III. On or prior to the Closing (as defined below), the Placement Agent shall deliver a copy of each executed Selected Dealer Agreement to the Company. By executing this Agreement, the Company hereby agrees to make, and is deemed to make, the representations and warranties to, and covenants and agreements with, each Selected Dealer (including an agreement to indemnify under Section 9 hereof) who has executed the Selected Dealer Agreement as is contained in this Agreement.

         3.       Closing.
                  -------

                  (a) Subject to the conditions set forth in Section 8 hereof, if Qualified Subscriptions to purchase a minimum of 200,000 Primary Shares have been received and cleared prior to the expiration of the Offering Period and accepted by the Company, the closing under this Agreement (the "Closing") shall be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York, at 10:00 A.M., New York time, on the third business day following the date upon which the Placement Agent receives notice from the Company that subscriptions to purchase a minimum 200,000 Primary Shares have been so accepted or at such other place, time, and/or date as the Company and the Placement Agent shall agree upon (the "Closing Time"). The Company shall provide the notice required by the preceding sentence as promptly as practicable. The date upon which the initial Closing is held shall hereinafter be referred to as the "Initial Closing Date."

                  (b) Subject to the conditions set forth in Section 8 hereof and with the consent of both the Company and the Placement Agent, if, subsequent to the Initial Closing Date and prior to the expiration of the Offering Period, additional subscriptions to purchase Primary Shares are received from Prospective Investors, which subscriptions are accepted by the Company, one or more additional closings under this Agreement (each, an "Additional Closing") shall be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York, at 10:00 A.M., New York time, on the fifth business day following the date upon which the Placement Agent receives notice from the Company that additional subscriptions have been so accepted, or at such other place, time or date as the Company and the Placement Agent shall agree upon. The Company shall notify the Placement Agent as promptly as practicable whether any additional subscriptions so received have been accepted. The date upon which any Additional Closing is held shall hereinafter be referred to as an "Additional Closing Date."

                  (c) If the Company  elects to exercise its option  pursuant to
Section 2(b) hereof, the closing (the "Overcall Closing") of all or part of the Overcall Shares shall be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York, at 10:00 A.M., New York time, on the fifteenth business day following the date upon which the Placement Agent receives notice from the Company of such exercise, or at such other place, time or date as the Company and the Placement Agent shall agree upon. The date upon which the Overcall Closing is held shall hereinafter be referred to as the "Overcall Closing Date." The latest Closing Date is sometimes referred to herein as the "Final Closing Date."

                  (d) At the Closing, Additional Closing or Overcall Closing, as the case may be, the Company shall pay to the Placement Agent from the funds deposited in the Special Account in payment for Securities, the amount payable to the Placement Agent pursuant to Section 4(a) of this Agreement. Notwithstanding the foregoing, if any portion of the proceeds raised in the Offering are not paid to the Company at the Closing, Additional Closing or Overcall Closing, as the case may be, then the placement fee relating to such deferred proceeds shall only be paid by the Company upon receipt of such deferred proceeds. Promptly after the Initial Closing Date, Additional Closing Date or Overcall Closing Date, as the case may be, the Company shall deliver to the purchasers of Securities certificates representing the Shares and Warrants to which they are entitled, in the forms attached hereto as Exhibit I and
Exhibit II, respectively.

         4.       Compensation.
                  ------------

                  (a) You shall be entitled, as compensation for your services as Placement Agent under this Agreement, to an amount equal to 7% of the aggregate gross proceeds received by the Company from the sale of Securities to Prospective Investors, payable by the Company on the Initial Closing Date, Additional Closing Date or Overcall Closing Date, as the case may be, with respect to the Securities sold on such date to investors; provided, however, that any subscription meeting the requirements set forth in Section 2(d) shall be deemed to have been accepted for purposes of determining whether the Placement Agent is entitled to its compensation pursuant to this Section 4(a). In addition, the Company shall pay the Placement Agent an amount equal to 4% of the aggregate gross proceeds to the Company upon the exercise of any of the Warrants.

                  (b) As additional compensation for your services as Placement Agent under this Agreement, you and/or your designees shall become entitled to receive, on each of the Initial Closing Date, and each Additional Closing Date and Overcall Closing Date, if any, warrants (collectively, the "Placement Agent Warrants") to purchase shares of the Company's Common Stock, in an amount equal to 7% of the number of shares of Common Stock issuable upon the conversion of the Shares sold by the Company in the Offering on such Closing Date. Each Placement Agent Warrant will entitle the holder thereof, until the date which is five (5) years after the Initial Closing Date, Additional Closing Date or Overcall Closing Date, as the case may be, to purchase one share of Common Stock (such shares of Common Stock issuable upon the exercise of the Placement Agent Warrants are hereinafter referred to as the "Placement Agent Warrant Shares") and shall contain the same terms and conditions as the Warrants. The Company shall be obligated, under certain circumstances set forth in the Registration Rights Agreement made by the Company for the benefit of the purchasers of the Securities and the Placement Agent and its designees (the "Registration Rights Agreement"), to file a registration statement under the Act to permit the sale in the public trading market of the Placement Agent Warrant Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") by the holders thereof. The Placement Agent Warrants and the Warrants shall be substantially in the form attached hereto as Exhibit II.

         5.       Representations and Warranties.
                  ------------------------------

                  (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Placement Agent that:

                           (i)      Organization,   Etc.   The   Company is  a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as it is now being conducted and to own, operate or lease the properties and assets it currently owns, operates or holds under lease. The Company is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its business or the nature of its properties makes such qualification or licensing necessary, except where the failure to so qualify or be licensed would not have a material adverse effect

                           (ii)     Capitalization.  The SEC Reports (as defined
below) set forth the capitalization of the Company. There are no shares of Common Stock held as treasury shares. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Company's Certificate of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws. None of such outstanding securities has been issued in violation of any preemptive rights, rights of first refusal or similar rights. Except as set forth in the SEC Reports, there are no outstanding options, warrants, convertible securities, calls, rights, commitments, preemptive rights or agreements or instruments or understandings of any character to which the Company is a party or by which the Company is bound, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, contingently or otherwise, additional shares of its capital stock or any securities or obligations convertible into or exchangeable for such shares or to grant, extend or enter into any such option, warrant, convertible security, call, right, commitment, preemptive right or agreement. There are no outstanding obligations, contingent or other, of the Company to purchase, redeem or otherwise acquire any shares of its capital stock. There are no voting trust agreements or other contracts, agreements, arrangements, commitments, plans or understandings restricting or otherwise relating to voting, dividend or other rights with respect to the capital stock of the Company.

                           (iii)    No   Prior  Sales.   The   Company  has not,
directly or indirectly, solicited any offer to buy or offered to sell any shares of Series A Preferred Stock or any other securities of the Company during the six-month period ending on the date hereof except for the securities as may be described in the SEC Reports, and has no present intention to solicit any offer to buy or to offer to sell any Series A Preferred Stock or any other securities of the Company other than pursuant to this Agreement or as described in the SEC Reports.

                           (iv)     Authorization. The Company has all requisite
corporate power and authority to enter into this Agreement, the Subscription Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents"), to carry out its obligations under each of the Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, the performance by the Company of its obligations hereunder and thereunder (other than its obligations to register shares of Common Stock under the Securities Act pursuant to the Registration Rights Agreement) and the authorization, designation, reservation, sale, issuance and delivery of the Shares, the Conversion Shares, the Warrants, the Placement Agent Warrants, the Warrant Shares and the Placement Agent Warrant Shares have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been, and each of the other agreements contemplated hereby, when executed and delivered by the Company, will have been, duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law). The Shares, the Conversion Shares, the Warrants, the Placement Agent Warrants, the Warrant Shares and the Placement Agent Warrant Shares have been duly authorized and, when issued in accordance with this Agreement, the Shares, the Warrants and the Placement Agent Warrants will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof. The Conversion Shares, the Warrant Shares and the Placement Agent Warrant Shares have been duly reserved for issuance. Neither the issuance, sale nor delivery of the Shares, the Conversion Shares, the Warrants, the Placement Agent Warrants, the Warrant Shares or the Placement Agent Warrant Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person which has not been waived in writing.

                           (v)      No Violation.  The execution and delivery of
this Agreement and each other Transaction Document by the Company do not, and the consummation by the Company of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will not, (a) conflict with, or result in any violation of or default or loss of any benefit under, any provision of the Company's Certificate of Incorporation or By-laws; (b) conflict with, or result in any violation of or default or loss of any benefit under, any permit, concession, grant, franchise, law, rule or regulation, or any judgment, decree or order of any court or other governmental agency or instrumentality to which the Company is a party or to which any of its property is subject; (c) conflict with, or result in a breach or violation of or default or loss of any benefit under, or accelerate the performance required by, the terms of any agreement, contract, indenture or other instrument to which the Company is a party or to which any of its property is subject, or constitute a default or loss of any right thereunder or an event which, with the lapse of time or notice or both, might result in a default or loss of any right thereunder or the creation of any Security Interest upon any of the assets or properties of the Company; or (d) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any license.

                           (vi)     Financial  Statements and Other Information.
(a) The Company has previously furnished to the Placement Agent the Company's Quarterly Reports on Form 10-QSB for the quarters ended January 31, 1999, April 30, 1999 and July 31, 1999, which contain the audited and unaudited financial statements of the Company (the "Financial Statements"). These statements fairly present the financial condition of the Company as of the respective dates thereof and the results of the operations of the Company for such periods and have been prepared in accordance with generally accepted accounting principles consistently applied, except that any such unaudited statements may omit notes and may be subject to year-end adjustment.

                  (b) Since July 31, 1999, (i) the business of the Company has been conducted in the ordinary course of business and (ii) there has been no material adverse change. As of the date hereof, there are no material liabilities of the Company which would be required to be provided for in a balance sheet of the Company as of July 31, 1999 prepared in accordance with generally accepted accounting principles consistently applied, other than liabilities provided for in the financial statements referred to in subparagraph
(a) above and liabilities incurred after July 31, 1999 in the ordinary course of business.

                  (c) There are no material liabilities, contingent or otherwise, of the Company that have not been disclosed in the financial statements referred to in subparagraph (a) above or otherwise disclosed in the Company's public filings with the Securities and Exchange Commission.

                           (vii)    SEC Reports. The Company has filed all proxy
statements, reports and other documents required to be filed by it under the Securities Exchange Act. The Company has furnished the Placement Agent with copies of its (i) Quarterly Reports on Form 10-QSB for the quarters ended January 31, 1999, April 30, 1999 and July 31, 1999, (ii) Form 8-K filed on October 13, 1999 and (iii) press releases dated August 10, August 12, September 9 and November 1, 1999 (collectively, the "SEC Reports"). Each SEC Report was in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (viii)   Litigation.  There  is    no  action,  suit,
investigation, arbitration or proceeding pending or, to the best knowledge of the Company, threatened against or affecting the Company, or any of its properties or rights (including without limitation no charge of patent and/or trademark infringement), by or before any governmental entity, or any basis in fact therefor known to the Company, against or involving the Company or any of its officers, directors or employees (in their capacity as such), assets, business or products, whether at law or in equity. The Company is not subject to any outstanding injunction, judgment, order, decree, ruling or charge which could reasonably be expected to have a material adverse effect.

                           (ix)     Compliance  with  Laws.   The    Company has
complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder) of any governmental entity relating to or affecting the operation, conduct or ownership of its property or business, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced or, to the best knowledge of the Company, threatened against it alleging any failure so to comply. Neither the Company nor, to the best knowledge of the Company, any of its directors, officers, consultants or employees (in their capacity as such), is in default in any material respect with respect to any order, writ, injunction or decree known to or served upon the Company of any governmental entity.

                        (x) Environmental Compliance. The Company has not generated, used, transported, treated, stored, released or disposed of, and has not suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any hazardous substance in violation of any environmental laws; (ii) there has not been any generation, use, transportation, treatment, storage, release or disposal of any hazardous substance resulting from the conduct of the Company or the use of any property or facility by the Company or, to the best of the Company's knowledge, any nearby or adjacent properties or facilities, which has created or could reasonably be expected to create any material liability on the part of the Company under the environmental laws or that would require reporting to or notification by the Company to any governmental entity; and (iii) any hazardous substance handled or dealt with in any way in connection with the business of the Company, whether before or during the ownership of the Company, has been and is being handled or dealt with in all respects in compliance with the environmental laws in effect at the time such activities were being conducted, except where such violation, liability, failure to report or failure to comply would not have a material adverse effect.

                           (xi)     Registration   Rights.  Except  as  provided
for in the Registration Rights Agreement or the SEC Reports, upon consummation of the transactions contemplated hereby the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any of its securities which may hereafter be issued.

                           (xii) Private Offering.   No   form   of    general
solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Securities. Based in part on the representations of the Placement Agent contained herein, no registration of the Securities pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Securities pursuant to this Agreement. The transactions contemplated hereunder, including the issuance and sale of the Securities, are exempt from registration under the provisions of the Securities Act and any state "blue sky" laws.

                  (b) Representations and Warranties of the Placement Agent. The Placement Agent hereby represents and warrants to, and agrees with, the Company as follows:

                           (i)      This Agreement  have  been duly  authorized,
executed and delivered by the Placement Agent, are the legal, valid and binding obligations of the Placement Agent and are enforceable as to the Placement Agent in accordance with their respective terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles).

                           (ii)     The  Placement  Agent will not offer or sell
the Securities to any investor which the Placement Agent did not have reasonable grounds to believe and did not believe, was an "accredited investor."

                           (iii)    The  Placement  Agent  will   not  offer  or
sell the Securities by means of any form of general solicitation or general advertising, including, without limitation, the following:

                                    (1)     any  advertisement,  article, notice
or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and

                                    (2)     any seminar   or    meeting    whose
attendees have been invited by any general solicitation  or general advertising.

                           (iv)     The  Placement  Agent is a  member   in good
standing of the NASD or is a registered representative thereof, is licensed under the Exchange Act, and, if required, under the laws of all jurisdictions in which it will offer the Securities.

                           (v)      Neither the Placement Agent nor any partner,
officer or director of the Placement Agent:

                                    (1)     Is    currently    subject   to  any
administrative order or judgment in any state which prohibits the use of any exemption from registration in connection with the purchase or sale of securities;

                                    (2)     Is  subject  to any  order, judgment
or decree of any court or regulatory authority of competent jurisdiction temporarily or preliminarily restraining or enjoining, or is subject to any order, judgment or decree of any court or regulatory authority of competent jurisdiction, entered within the last five years permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice (including making use of any exemption) in connection with the purchase or sale of any security or commodity or involving the making of any false filing with any state relating to any security or offering or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; or which restrains or enjoins such person from activities subject to federal or state statutes designed to protect consumers against unlawful or deceptive practices involving insurance, commodities or commodity futures, real estate, franchise, business opportunities, consumer goods, or other goods and services;

                                    (3)    Has been convicted of, or has pleaded
nolo contendere to, within the past ten years, any felony or misdemeanor in connection with the purchase or sale of any security or commodity, involving the making of a false filing relating to any security or offering; arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; or involving fraud, deceit, racketeering, or intentional wrongdoing, including, without limitation, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud;

                                    (4)     Is currently  subject  to  any state
administrative enforcement order or judgment entered by that state's securities administrator within the past five years or is subject to any state's administrative enforcement order or judgment, entered within the past five years, in which fraud or deceit, including, without limitation, making untrue statements of material facts and omitting to state material facts, was found; or, if such an order or judgment was entered, the person subject to such order or judgment is licensed or registered to conduct securities-related business in the state in which the administrative order or judgment was entered against such person;

                                    (5)     Is    suspended   or  expelled  from
membership in, or suspended or barred from association with a member of an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

                                    (6)     Is  subject to a    United    States
Postal Service false representation order entered under section 3005 of title 39, United States Code, within the past five years; or is subject to a restraining order or preliminary injunction entered under section 3007 of title 39, United States Code, with respect to conduct alleged to have violated section 3005 of title 39, United States Code; or

                                    (7)     Has been  the  underwriter  or named
as the underwriter of any securities covered by any registration statement or offering circular which is the subject of any pending proceeding or examination under the Act or is the subject of any refusal order or stop order entered thereunder or under any state's laws within the past five years.

         6.       Covenants.

                  (a)      Covenants of the Company.  The Company covenants   to
the Placement Agent that it will:

                           (i)      Notify you immediately,  and confirm    such
notice  promptly in writing,  (A) when any event shall have occurred  during the period commencing on the date hereof and ending on the later of the expiration of the Offering Period and the Final Closing Date, as a result of which the SEC Reports would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, all in light of the circumstances under which they were made and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of an exemption from the registration or qualification of the Securities in any jurisdiction. The Company will use commercially reasonable efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, will use commercially reasonable efforts to obtain the lifting thereof as promptly as possible.

                           (ii)     Not,   directly   or    indirectly,  solicit
any offer to buy from, or offer to sell to any person any Securities except through the Placement Agent.

                          (iii)    Not solicit any  offer  to  buy or  offer to
sell the Securities by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

                           (iv)     Use  commercially   reasonable    efforts to
qualify or register the Securities for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request. The Company will not consummate any sale of Securities in any jurisdiction or in any manner in which such sale may not be lawfully made.

                           (v)      At all times  during  the period  commencing
on the date hereof and ending on the later of the expiration of the Offering Period and the Final Closing Date, provide to each Prospective Investor or his or her purchaser representative, if any, on request, such reasonable information (in addition to that contained in the SEC Reports) concerning the Offering, the Company and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each Prospective Investor or his or her purchaser representative, if any, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Prospective Investor or purchaser representative may consider reasonably necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or purchaser representative, as the case may be, subject to receipt of a confidentiality agreement if the Company deems it appropriate; provided, however, that the Company shall not accept any subscription to purchase Securities from a Prospective Investor who has not been provided with all information requested by such Prospective Investor or who has not received answers to all questions asked by such Prospective Investor. Any additional written information provided to a Prospective Investor by the Company will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. Copies of any such written information will promptly be given to the Placement Agent.

                           (vi)     Before   accepting   any    subscription  to
purchase Securities from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and does believe that (A) such Prospective
Investor  is  an   "accredited   investor"  and  meets  all  other   suitability
requirements for investing in the Securities set forth in the Subscription Agreement, and (B) all representations made and furnished by such Prospective Investor in the Subscription Agreement and related documents are true and correct in all material respects.

                           (vii)    Notify  you  promptly   of the acceptance or
rejection of any subscription.

                           (viii)   File five copies  of  a  Notice  of Sales of
Securities on Form D with the Securities and Exchange Commission (the "Commission") within the time required by such Rule and file a final notice on Form D with the Commission within the time required by such Rule. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish you and your counsel with copies of all such filings promptly after any such filing is made.

                           (ix)     Place  the  following   legend    on     all
certificates representing the Shares sold pursuant to this Offering, as well as, to the extent applicable, the Conversion Shares, Warrants, the Placement Agent Warrants, the Warrant Shares and the Placement Agent Warrant Shares:

                                    "The securities  represented hereby have not
                           been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under said act and such laws, which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for the company, is available";

                           (x)      Not,  directly or indirectly,  engage in any
act or activity which may jeopardize the status of the Offering and sale of the Securities as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering may be made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, during the six months following completion of the Offering, (A) directly or indirectly, engage in any offering of securities which would result in integration with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission and thereby jeopardize the status of the Offering and sale of the Securities as exempt transactions under Regulation D or (B) engage in any offering of securities, without the opinion of counsel reasonably satisfactory to the Placement Agent, to the effect that such offering would not result in integration with this Offering, or if integration would so result, that such integration would not jeopardize the status of this Offering as an exempt transaction under Regulation D. The Company agrees to indemnify the Placement Agent and/or any controlling person, director, officer, employee, affiliate or agent of the Placement Agent and hold them harmless against any losses, claims, damages, expenses or liabilities to which the Placement Agent and/or such other indemnified parties may become subject, which are related to or arise out of the breach of the covenant contained in this Section 6(a)(x).

                           (xi)     Apply,  in all  material  respects,  the net
proceeds from the sale of the Securities for the purposes of automating the Danbury, CT manufacturing facility, working capital and general corporate purposes.

                           (xii)    Not, during  the  period   commencing on the
date hereof and ending on the later of the expiration of the Offering Period and the Final Closing Date, unless otherwise legally obligated, issue any press release or other communication or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets or liabilities, or the Offering, without your prior written consent, which consent shall not be unreasonably withheld.

                           (xiii)   Comply  in all respects with its obligations
under the Transaction Documents.

                  (b) Covenants of the Placement Agent. The Placement Agent hereby covenants and agrees as follows:

                           (i)      The  Placement  Agent  will  not accept  the
subscription of any person unless immediately before accepting such subscription the Placement Agent has reasonable grounds to believe and does believe that (A) such person is an "accredited investor" and (B) all representations made and information furnished by such person in the Subscription Agreement and related documents are true and correct in all material respects. The Placement Agent agrees to notify the Company promptly if the Placement Agent shall, at any time during the period after delivery of the documents furnished by such person to the Company in connection with a subscription for Securities and immediately before the sale of Securities to such person, no longer reasonably believes one or more of the foregoing matters with respect to such person.

                           (ii)     The  Placement Agent will solicit purchasers
of Securities in the United States only in the jurisdictions in which such solicitation may, upon the advice of counsel, be made under applicable securities or "blue sky" laws and in which the Placement Agent is qualified so to act.

                           (iii)    The Placement Agent will render its services
in connection with the Offering in accordance with Regulation D and all applicable state and federal manner of sale and anti-fraud securities laws.

         7        Payment of Expenses.

                  (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all fees, charges and expenses incident to the performance by the Company of its obligations hereunder, including, without limitation, all fees, charges, and expenses in connection with (i) the preparation, printing, reproduction, filing, distribution and mailing of the Subscription Agreement, Transaction Documents and all other documents relating to the offering, purchase, sale and delivery of the Securities, and any supplements or amendments thereto, including the fees and expenses of counsel to the Company, and the cost of all copies thereof, (ii) the issuance, sale, transfer and delivery of the Shares, the Conversion Shares, the Warrants, the Placement Agent Warrants, the Warrant Shares and the Placement Agent Warrant Shares, including any transfer or other taxes payable thereon (not including income related taxes of the recipient of such securities) and the fees of any Transfer Agent or Registrar, (iii) the registration or qualification of the Securities or the securing of an exemption therefrom under state or "blue sky" or securities laws, including, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought and the costs of preparing preliminary, supplemental and final "Blue Sky Surveys" relating to the offer and sale of the Securities; and
(iv) the filing fees, if any, payable to the Commission; (v) travel and roadshow expenses, all of which shall be paid at each Closing of the Offering, as applicable.

                  (b) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will from time to time promptly upon request therefor reimburse the Placement Agent for the cost of printing and mailing the offering materials, travel and roadshow expenses and all other out-of-pocket expenses incurred by the Placement Agent in connection with this Offering (including, without limitation and disbursements as set forth below). Such expenses in excess of $25,000 shall be billed monthly, as incurred.

                  (c) The Company shall pay to or as directed by the Placement Agent on the Initial Closing Date (and, to the extent of any additional legal fees and expenses, on each Additional Closing Date or the Overcall Closing Date) the fees and disbursements of counsel to the Placement Agent of up to an aggregate of $25,000.

         8 Conditions of Placement Agent's Obligations. The obligations of the Placement Agent pursuant to this Agreement (other than pursuant to Section 1 hereof) and the right of the Company to obtain on the Initial Closing Date and, if applicable, each Additional Closing Date and the Overcall Closing Date, the funds representing Securities purchased at such Closing, as the case may be, shall be subject to the performance by the Company of its obligations hereunder, and to the satisfaction of the following additional conditions:

                  (a) On or prior to the Initial  Closing Date,  each Additional
Closing Date and the Overcall Closing Date, as the case may be, the Placement Agent shall have been furnished such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, or as it may otherwise reasonably request.

                  (b) The representations and warranties of the Company contained in this Agreement that are qualified with respect to materiality shall be true and correct in all material respects, and such representations and warranties that are not so qualified shall be true and correct in all respects on each Closing Date, as the case may be, with the same effect as if made on such Closing Date, and all covenants and agreements contained in this Agreement to be performed on the part of the Company and all conditions contained in this Agreement to be fulfilled or complied with by the Company at or prior to the Initial Closing Date, Additional Closing Date or Overcall Closing Date, as the case may be, shall have been duly performed, fulfilled or complied with and the Placement Agent shall have received a certificate to such effect, dated the such Closing Date, as the case may be, from the chief executive officer and chief financial officer of the Company.

                  (c) At the Initial Closing Date, the Company shall accept subscriptions representing no less than 200,000 Primary Shares. At the Closing, Additional Closing and Overcall Closing, if any, the Company shall have satisfied its obligations under Sections 4(a) and 7.

                  (d) At the Closing and each Additional Closing and Overcall Closing, if any, the Placement Agent shall have received the favorable opinions of Robinson & Cole, LLP, counsel for the Company, dated the date of delivery, addressed to the Placement Agent, in form satisfactory to the Placement Agent and its counsel.

                  (e) On the Initial Closing Date and each Additional Closing Date and Overcall Closing Date, if any, all corporate and other proceedings taken or to be taken by the Company in connection with the issuance, sale and delivery of the Securities and the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to you and your counsel.

                  (f) On the Initial Closing Date and each Additional Closing Date and Overcall Closing Date, if any, the Registration Rights Agreement shall have been duly executed and delivered by the Company, by the purchasers of Securities, and by the other parties thereto and shall be in full force and effect.

                  (g) There shall not have occurred, at any time prior to the Initial Closing or, if applicable, an Additional Closing or Overcall Closing, as the case may be, (i) any domestic or international event, act or occurrence which has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on a national securities exchange or stock market, or in the over-the-counter market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations or financial condition of the Company; or (viii) any material change in the market for securities in general or in political, financial or economic conditions which, in your reasonable business judgment, makes it inadvisable to proceed with the offering, sale and delivery of the Securities.

                  (h) On the Initial Closing Date and each Additional Closing Date and Overcall Closing Date, if any, the Placement Agent shall have received certificates, each dated the such Closing Date, as the case may be, signed by the chief executive officer and the chief financial officer of the Company, in form and substance satisfactory to the Placement Agent, to the effect that each signer (solely in his capacity as an officer of, and on behalf of, the Company) of such certificate has carefully examined the SEC Reports and since the date of the latest SEC Report, no event has occurred as a result of which it is necessary to amend or supplement such documents in order to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

                  (i) On the Initial Closing Date and each Additional Closing Date and Overcall Closing Date, if any, the Placement Agent shall have received a certificate, dated such Closing Date, as the case may be, signed by the Secretary of the Company, in form and substance satisfactory to the Placement Agent, certifying as to (i) the incumbency and the signatures of those officers of the Company executing the Transaction Documents and certificates or other documents to be executed pursuant to the terms of such agreements, (ii) the certificate of incorporation and by-laws of the Company and (iii) the resolutions of the Board of Directors of the Company (or duly appointed committee thereof) authorizing the execution and delivery of the Transaction Documents and the transactions contemplated hereby and thereby.

                  Any certificate or other document signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 10 hereof.

         9        Indemnification and Contribution.

                  (a) The Company agrees to indemnify the Placement Agent and/or any controlling person, director, officer, employee, affiliate or agent of the Placement Agent and hold them harmless against any losses, claims, damages, expenses or liabilities to which the Placement Agent and/or such other indemnified parties may become subject, which are related to or arise out of (i) actions taken or omitted to be taken (including any untrue written statements of a material fact made or alleged to have been made or any statements of material fact omitted or alleged to have been omitted in connection with any written statement by the Company) by the Company, its affiliates, directors, employees or agent, or (ii) actions taken or omitted to be taken by the Placement Agent and/or any controlling person, director, officer, employee, affiliate or agent of the Placement Agent with the Company's written consent or in conformity with its written instructions except to the extent that such losses, claims, damages, expenses (including reasonable fees and expenses of counsel), liabilities, actions, proceedings, investigations (formal and informal) or inquiries are caused by gross negligence or willful misconduct or bad faith of the Placement Agent and/or any controlling person, director, officer, employee, affiliate or agent of the Placement Agent; and in case any action shall be brought against the Placement Agent and/or any other party indemnified hereunder with respect to which indemnity is available against the Company, the Placement Agent shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel selected by the Company reasonably satisfactory to the Placement Agent and payment of all fees and expenses. The Placement Agent and/or any party indemnified hereunder shall have the right to retain separate counsel, but the fees and expenses of such counsel shall be at the expense of the Placement Agent or such other indemnified party, as the case may be, unless (i) the expenses of such counsel have been expressly assumed in writing by the Company, (ii) the Company has failed to assume the defense or the employ of counsel satisfactory to the Placement Agent, or (iii) the named parties to any such action (including any impleaded parties) include both (a) the Placement Agent or any such other indemnified party and (b) the Company or any controlling person, director, officer, employee, affiliate or agent of the Company, and the Placement Agent or such other indemnified party shall have been advised by legal counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Company's agents (in which case the Company shall not have the right to assume the defense of such action on behalf of the Placement Agent and/or such other indemnified party); it being understood that if the Placement Agent elects not to have the Company defend any claim pursuant to this clause (iii), the Placement Agent shall give the Company the opportunity to be defended by the legal counsel selected by the Placement Agent; and, it being understood, further, that the Company shall not, in connection with any one such action or separate, substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Placement Agent and all such other indemnified parties, which firm shall be designated in writing by the Placement Agent. For actions brought against the Placement Agent or such other indemnified party for which the Company has assumed the defense, the Company agrees that it will not, without the prior consent of the Placement Agent, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by the Placement Agent's engagement unless such settlement, compromise or consent includes an unconditional release of the Placement Agent and such indemnified parties from all liability arising or that may arise out of such claim. In addition, the Company agrees to reimburse such indemnified person for all expenses (including fees and expenses of counsel) as they are incurred by such indemnified person (upon receipt by the Company from such indemnified person of an undertaking by such indemnified person promptly to repay to the Company and such reimbursement upon a final judicial determination that such indemnified person is not entitled to indemnification pursuant to the preceding paragraphs) in connection with investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which any indemnified person is a named party. The Company will reimburse the Placement Agent for all out-of-pocket expenses incurred by the Placement Agent by reason of any of its personnel being involved in any such action against the Placement Agent, the Company or the Company's directors.

                  (b) The Placement Agent agrees to indemnify and hold harmless the Company and/or any controlling person, director, officer, employee, affiliate or agent of the Company to the same extent as the indemnity from the Company to the Placement Agent set forth in paragraph (a) hereof, but only with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Subscription Agreement; provided, however, that any indemnification or contribution by the Placement Agent hereunder shall not exceed the amount of compensation received by the Placement Agent pursuant to
Section 4 hereof. If any action shall be brought against the Company and/or any other party indemnified hereunder with respect to which indemnity is available against the Placement Agent pursuant to this paragraph (b), the Placement Agent shall have the rights and duties given to the Company by paragraph (a) above, and the Company and/or any other indemnified party shall have the rights and duties given to the Placement Agent by paragraph (a) above.

                  (c) The Company and the Placement Agent agree that if any indemnification or reimbursement sought pursuant to the preceding paragraph is finally judicially determined to be unavailable (except by reason of the gross negligence or willful misconduct or bad faith of the party seeking indemnification or its controlling persons, directors, officers, employees, affiliates or agents, as the case may be), then the Company and the Placement Agent shall contribute to the liabilities for which such indemnification or reimbursement is held unavailable in such proportion as is appropriate to reflect (a) the relative benefits to the Company on the one hand, and the Placement Agent on the other hand, in connection with the transaction to which such indemnification or reimbursement relates, (b) the relative fault of the parties, and (c) other equitable considerations (provided, however, that in no event shall the amount to be contributed by the Placement Agent exceed the amount of the fees actually received by the Placement Agent hereunder).

                  (d) The reimbursement, indemnity and contribution obligations of the Company and the Placement Agent under the preceding paragraphs shall be in lieu of any right that the Placement Agent or the Company and/or any of their respective controlling persons, directors, officers, employees, affiliates or agents may otherwise have, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of the Company, the Placement Agent or such other persons.

         10 Representations and Agreements to Survive Delivery. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Initial Closing Date and, if applicable, each Additional Closing Date and Overcall Closing Date, and such representations, warranties, covenants and agreements, including the indemnity and contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 9, and shall survive termination of this Agreement or the issuance, sale and delivery of the Securities. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 7, 9, 10 and 12 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

         11       Notices.  All   communications    hereunder,  except as may be
otherwise specifically provided herein, shall be in writing and, if sent to the Placement Agent, shall be mailed, or faxed and confirmed by letter, to its address set forth above, with a copy to Merrill M. Kraines, Esq., Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, or if sent to the Company, shall be mailed, or faxed and confirmed by letter, to Evercel, Inc., 2 Lee Mac Avenue, Danbury, CT 06810, Attention: President, with a copy to Richard
A. Krantz, Esq., Robinson & Cole, LLP, 695 East Main Street, Stamford, Connecticut 06904. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

         12       Assignment.  This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties hereto.

         13       Parties.  This Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 9 who are entitled to indemnification or contribution, and their respective successors, legal representatives and assigns (which shall not include any purchaser, as such, of Securities), and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

         14 Construction. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to its principles of conflict of laws.

         15 Entire Agreement. This Agreement and the letter agreement dated October 20, 1999 between the Company and the Placement Agent (the "Engagement Letter") constitute and contain the entire agreement between the parties hereto and supersede any and all prior agreements, arrangements and understandings between such parties relating to the subject matter hereof. To the extent any provision of this Agreement directly conflicts with a provision of the Engagement Letter, the provisions of this Agreement shall control.

         16 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

         If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                  Very truly yours,

                                  EVERCEL, INC.



                                  By:__________________________________
                                     Name:
                                     Title:


Accepted as of the date first above written.
New York, New York

BURNHAM SECURITIES INC.



By:____________________________________
Name:
Title:

                                    EXHIBITS




I.     -   Form of Certificate of Designations

II.    -   Form of Warrant

III.   -   Form of Selected Dealer Agreement